UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-08062

Nicholas Equity Income Fund, Inc.

(Exact Name of Registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices)	(Zip Code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer
700 North Water Street
Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 03/31/2016

Date of reporting period: 09/30/2015

Item 1. Report to Stockholders.

SEMIANNUAL REPORT
September 30, 2015

NICHOLAS
EQUITY INCOME
FUND, INC.

700 NORTH WATER STREET
MILWAUKEE, WISCONSIN 53202
WWW.NICHOLASFUNDS.COM

NICHOLAS EQUITY INCOME FUND, INC.

November 2015

Report to Fellow Shareholders:

     For the six months ended September 30, 2015, Nicholas Equity Income Fund had a return of -11.38% versus -6.18% for the Standard & Poor’s 500 Index (S&P 500). The Fund is lagging in the one-, three- and five-year periods. We believe the Fund’s investments are structured more conservatively than the market, thus during periods of outsized market returns the Fund underperformed the broader market. Additionally, the Fund’s exposure to the energy sector, which has undergone a year-long material sell off since the Fall of 2014, has impacted performance. The Fund’s energy investments are predominantly in master limited partnerships (MLP’s), which have been tremendous performers for more than a decade given the robust domestic energy build out and high and growing distributions paid to investors. The Fund’s major positions in MLP’s are in securities that we believe have top management teams and investment-grade balance sheets, thus having the ability we believe to survive this tumultuous period while paying high cash distributions. We are pleased with our long-term record as it incorporates the full market cycle.

     Returns for the Fund and selected indices are provided in the chart below for the periods ended September 30, 2015. We are pleased to report the Fund had a 30-day SEC yield of 3.25% as of September 30, 2015. This yield exceeds the S&P 500’s indicated dividend yield of 2.29%.

				Average Annual Total Return
	6 Month	1	Year	3	Year	5	Year	10	Year
Nicholas Equity Income Fund, Inc	-11.38%	-2.96%		10.79%		10.82%		9.17%
Standard & Poor’s 500 Index	-6.18%	-0.62%		12.40%		13.34%		6.80%
Consumer Price Index	0.77%	-0.03%		0.92%		1.71%		1.80%
Ending value of $10,000 invested in
Nicholas Equity Income Fund, Inc	$8,862	$9,704		$13,599		$16,711		$24,040
Fund’s Expense Ratio:
(from 07/31/15 Prospectus): 0.72%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns are reduced by expenses, while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

     At September 30, 2015, the Fund held 49 stocks and a cash position of 3.81%. Nearly all of the stocks in the portfolio pay dividends and most have raised their dividends periodically. The Fund’s top five holdings were Walgreens Boots Alliance, Pfizer, AT&T, Cardinal Health and McDonald’s. These five holdings accounted for 15.30% of the Fund’s net assets. For the six-month period ended September 30, 2015, stocks that helped the Fund’s performance were B&G Foods, Inc., Microsoft Corporation, National Presto Industries, Inc. Stocks that hindered performance were Plains All American Pipeline, L.P., Kinder Morgan Inc. and ADT Corporation. Relative to the S&P 500 Index, the Fund’s underweight position and stock selection within the consumer staples sector positively contributed to performance over the past six months, whereas overweighting the consumer discretionary and energy sectors was not beneficial. In terms of industry concentration, consumer discretionary represented approximately 21% of the portfolio, financials 14%, industrials 14%, health care 13% and energy 11%.

     We look for the market to produce more normalized returns given the bull market is more than six years long and has led to the S&P 500 more than doubling from its March 2009 lows. We are cognizant that valuations have moved higher and thus are cautious. The forward 12-month earnings multiple for the S&P 500 stands at about 16.1 times, which is above both the five- and ten-year averages of slightly over 14 times. Compelling investment opportunities are becoming more difficult to identify, but opportunities do exist and we are focusing on high-quality dividend paying securities while staying disciplined on valuation. Historically, dividends paid by companies to their shareholders have accounted for almost half of the total returns earned by common stocks, while also having provided some downside protection in bear markets.

     After a period of extremely low interest rates, driven mostly by Federal Reserve policies and low inflation, we expect rates to begin to slowly rise as the Federal Reserve begins raising the Federal Funds rate. The exact timing and pace of changes is unknown. However, we believe it is more likely than not that the first rate hike will take place in December 2015. Management seeks to construct and maintain a portfolio that can produce attractive total returns regardless of the interest rate environment by focusing on high quality dividend paying stocks that have the ability to grow over time.

     We are pleased with the Fund’s relative long-term performance compared to other equity income funds. As of September 30, 2015, Nicholas Equity Income Fund ranked within the top 32% (158 out of 501 funds) in the Lipper Equity Income Funds objective, top 17% (65 out of 384), top 35% (103 out of 298) and top 2% (2 out of 187), based on total returns, for the one-, three-, five- and ten-year periods, respectively.

Thank you for your continued investment in the Fund.

      Sincerely,

The Fund may invest in small and medium sized companies, which involve additional risks. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities such as limited liquidity and greater volatility. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The fund may invest in REIT’s and Real Estate Securities which involve additional risks related to the real estate industry. The performance of these securities is dependent on the types and locations of the properties owned by the entities issuing the securities and how well the properties are managed.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Diversification does not assure a profit or protect against loss in a declining market.

Please refer to the schedule of investments in the report for complete fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Consumer Price Index represents changes in prices of all goods and services purchased for consumption by urban households. One cannot invest directly in an index.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. Lipper Rankings Scale: 1% equals highest; 100% equals lowest (based on total returns).

Dividend yield: The annual dividends per share divided by the price per share expressed as a percentage.

Forward Earnings Multiple: Price per share divided by the forecasted next 12 months earnings per share.

30-day SEC yield: A standardized yield computed by dividing the net investment income per share earned during the past 30-day period by the share price at the end of the period.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

Financial Highlights (NSEIX)
For a share outstanding throughout each period

	Six Months
	Ended
	09/30/2015			Years Ended March 31,
	(unaudited)		2015	2014	2013	2012	2011
NET ASSET VALUE,
BEGINNING OF PERIOD	$20.99		$19.68	$17.93	$15.61	$15.98	$13.64
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income	.21		.43	.38	.43	.48	.39
Net gain (loss) on securities
(realized and unrealized)	(2.53)		2.06	2.58	2.71	.17	2.26
Total from investment
operations	(2.32)		2.49	2.96	3.14	.65	2.65
LESS DISTRIBUTIONS
From net investment income	(.19)		(.43)	(.41)	(.46)	(.49)	(.30)
From net capital gain	(.50)		(.75)	(.80)	(.36)	(.53)	(.01)
Total distributions	(.69)		(1.18)	(1.21)	(.82)	(1.02)	(.31)
NET ASSET VALUE,
END OF PERIOD	$17.98		$20.99	$19.68	$17.93	$15.61	$15.98

TOTAL RETURN	(11.38	%)(1)	13.13%	16.80%	21.03%	4.35%	19.64%

SUPPLEMENTAL DATA:
Net assets, end of
period (millions)	$531.3		$594.5	$516.9	$326.0	$201.5	$157.7
Ratio of expenses to
average net assets	72	%(2)	.72%	.72%	.75%	.79%	.85%
Ratio of net investment income to
average net assets	2.14	%(2)	2.13%	2.18%	2.87%	3.39%	3.20%
Portfolio turnover rate	21.26	%(2)	19.14%	30.08%	22.20%	38.58%	26.44%

(1) Not annualized.
(2) Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings
September 30, 2015 (unaudited)

Percentage
Name	of Net Assets
Walgreens Boots Alliance, Inc	3.21%
Pfizer Inc	3.16%
AT&T Inc	3.13%
Cardinal Health, Inc	2.93%
McDonald’s Corporation	2.87%
Microsoft Corporation	2.83%
Nielsen Holdings plc	2.74%
W.P. Carey Inc	2.65%
Gilead Sciences, Inc	2.63%
Plains All American Pipeline, L.P	2.60%
Total of top ten	28.75%

Sector Diversification (as a percentage of portfolio)
September 30, 2015 (unaudited)

Fund Expenses
For the six month period ended September 30, 2015 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	03/31/15	09/30/15	04/01/15 - 09/30/15
Actual	$1,000.00	$886.20	$3.40
Hypothetical	1,000.00	1021.40	3.64
(5% return before expenses)

*

Expenses are equal to the Fund’s six-month annualized expense ratio of 0.72%, multiplied by the average account value over the period, multiplied by 183 then divided by 366 to reflect the one-half year period.

Schedule of Investments
September 30, 2015 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 96.19%
	Consumer Discretionary – Durables & Apparel — 2.00%
215,000	Tupperware Brands Corporation	$10,640,350
	Consumer Discretionary – Media — 10.24%
339,080	Cinemark Holdings, Inc	11,016,709
531,250	Gannett Co., Inc	7,825,312
562,500	TEGNA, Inc	12,594,375
197,500	Time Warner Inc	13,578,125
90,300	WPP plc	9,393,909
		54,408,430
	Consumer Discretionary – Services — 8.25%
90,000	Cedar Fair, L.P	4,734,900
97,500	DineEquity, Inc	8,936,850
155,000	McDonald’s Corporation	15,272,150
286,000	Six Flags Entertainment Corporation	13,093,080
65,000	StoneMor Partners L.P	1,773,200
		43,810,180
	Consumer Staples – Food & Staples Retailing — 3.21%
205,000	Walgreens Boots Alliance, Inc	17,035,500
	Consumer Staples – Food, Beverage & Tobacco — 4.70%
327,300	B&G Foods, Inc	11,930,085
164,500	Philip Morris International Inc	13,049,785
		24,979,870
	Energy — 11.28%
420,470	Dorchester Minerals, L.P	6,079,996
425,000	Enlink Midstream Partners LP	6,698,000
437,500	Kinder Morgan, Inc	12,110,000
454,600	Plains All American Pipeline, L.P	13,810,748
135,000	Plains GP Holdings, L.P	2,362,500
115,000	Royal Dutch Shell plc – Class B	5,460,200
157,500	Williams Companies, Inc. (The)	5,803,875
237,178	Williams Partners L.P	7,570,722
		59,896,041
	Financials – Banks — 2.18%
130,000	PNC Financial Services Group, Inc. (The)	11,596,000
	Financials – Diversified — 1.36%
205,000	Artisan Partners Asset Management Inc	7,222,150
	Financials – Insurance — 6.08%
117,500	ACE Limited	12,149,500
765,000	Old Republic International Corporation	11,964,600

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
September 30, 2015 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 96.19% (continued)
	Financials – Insurance — 6.08% (continued)
200,000	Willis Group Holdings PLC	$8,194,000
		32,308,100
	Financials – Real Estate — 4.36%
230,000	Plum Creek Timber Company, Inc	9,087,300
243,800	W.P. Carey Inc	14,094,078
		23,181,378
	Health Care – Equipment & Services — 4.51%
202,500	Cardinal Health, Inc	15,556,050
165,000	ResMed Inc	8,408,400
		23,964,450
	Health Care – Pharmaceuticals,
	Biotechnology & Life Sciences — 8.18%
232,500	AbbVie Inc	12,650,325
142,500	Gilead Sciences, Inc	13,992,075
535,000	Pfizer Inc	16,804,350
		43,446,750
	Industrials – Capital Goods — 3.01%
46,300	National Presto Industries, Inc	3,901,238
80,000	Snap-on Incorporated	12,075,200
		15,976,438
	Industrials – Commercial & Professional Services — 9.13%
460,000	ADT Corporation (The)	13,754,000
360,300	KAR Auction Services, Inc	12,790,650
327,500	Nielsen Holdings plc	14,563,925
180,000	Republic Services, Inc	7,416,000
		48,524,575
	Industrials – Transportation — 1.67%
120,000	Ryder System, Inc	8,884,800
	Information Technology – Semiconductors &
	Semiconductor Equipment — 3.97%
205,000	Microchip Technology Incorporated	8,833,450
1,260,000	Xerox Corporation	12,259,800
		21,093,250
	Information Technology – Software & Services — 4.00%
340,000	Microsoft Corporation	15,048,400
130,000	Paychex, Inc	6,191,900
		21,240,300

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
September 30, 2015 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 96.19% (continued)
	Materials — 1.35%
185,664	Greif, Inc. – Class B	$7,179,627
	Telecommunication Services — 6.71%
510,000	AT&T Inc	16,615,800
345,000	CenturyLink, Inc	8,666,400
462,300	West Corporation	10,355,520
		35,637,720
	TOTAL COMMON STOCKS
	(cost $473,793,638)	511,025,909

SHORT-TERM INVESTMENTS — 3.72%
	Commercial Paper – 3.41%
$2,000,000	Campbell Soup Company 10/01/15, 0.40%	2,000,000
1,000,000	Stanley Black & Decker, Inc. 10/02/15, 0.33%	999,991
2,000,000	Aon Corporation 10/05/15, 0.45%	1,999,900
485,000	Hyundai Capital America, Inc. 10/05/2015, 0.51%	484,973
2,000,000	Medtronic Global Holdings S.C.A. 10/06/15, 0.43%	1,999,881
500,000	Valspar Corporation (The) 10/07/15, 0.51%	499,958
575,000	NorthWestern Corporation 10/08/15, 0.50%	574,944
1,000,000	V.F. Corporation 10/08/15, 0.33%	999,936
755,000	Valspar Corporation (The) 10/09/15, 0.38%	754,936
1,225,000	Valspar Corporation (The) 10/13/15, 0.55%	1,224,775
1,000,000	Hitachi Capital America Corp. 10/14/15, 0.45%	999,838
1,150,000	UnitedHealth Group Incorporated 10/15/15, 0.35%	1,149,843
550,000	V.F. Corporation 10/19/15, 0.36%	549,901
1,000,000	Medtronic Global Holdings S.C.A. 10/20/15, 0.37%	999,805
1,050,000	Michelin Luxembourg S.C.S. 10/21/15, 0.38%	1,049,778
850,000	Hitachi Capital America Corp. 10/26/15, 0.52%	849,693
975,000	NorthWestern Corporation 10/28/15, 0.50%	974,634
		18,112,786
	Variable Rate Security – 0.31%
1,664,237	Fidelity Institutional Money Market Fund – Class I	1,664,237
	TOTAL SHORT-TERM INVESTMENTS (cost $19,777,023)	19,777,023
	TOTAL INVESTMENTS (cost $493,570,661) — 99.91%	530,802,932
	OTHER ASSETS, NET OF LIABILITIES — 0.09%	501,082
	TOTAL NET ASSETS
	(basis of percentages disclosed above) — 100%	$531,304,014

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
September 30, 2015 (unaudited)

ASSETS
Investments in securities at value (cost $493,570,661)	$530,802,932
Receivables —
Dividend and interest	1,516,961
Capital stock subscription	335,845
Total receivables	1,852,806
Other	9,413
Total assets	532,665,151

LIABILITIES
Payables —
Investment securities purchased	1,021,125
Due to adviser —
Management fee	274,370
Accounting and administrative fee	11,262
Total due to adviser	285,632
Other payables and accrued expense	54,380
Total liabilities	1,361,137
Total net assets	$531,304,014

NET ASSETS CONSIST OF
Paid in capital	$480,395,327
Net unrealized appreciation on investments	37,232,271
Accumulated undistributed net realized gain on investments	10,623,431
Accumulated undistributed net investment income	3,052,985
Total net assets	$531,304,014

NET ASSET VALUE PER SHARE ($.0001 par value,
250,000,000 shares authorized), offering price
and redemption price (29,546,541 shares outstanding)	$17.98

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended September 30, 2015 (unaudited)

INCOME
Dividend (net of foreign taxes of $27,510)	$8,366,194
Interest	66,763
Total income	8,432,957

EXPENSES
Management fee	1,786,605
Transfer agent fees	132,493
Accounting and administrative fees	73,400
Registration fees	46,937
Postage and mailing	16,883
Custodian fees	15,177
Audit and tax fees	14,487
Printing	12,567
Insurance	8,152
Directors’ fees	6,250
Accounting system and pricing service fees	5,285
Legal fees	4,765
Other operating expenses	2,423
Total expenses	2,125,424
Net investment income	6,307,533

NET REALIZED GAIN ON INVESTMENTS	10,625,155

CHANGE IN NET UNREALIZED
APPRECIATION/DEPRECIATION ON INVESTMENTS	(85,659,634)
Net realized and unrealized loss on investments	(75,034,479)
Net decrease in net assets resulting from operations	$(68,726,946)

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the six months ended September 30, 2015 (unaudited)
and the year ended March 31, 2015

	Six Months
	Ended
	09/30/2015	Year Ended
	(unaudited)	03/31/2015
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$6,307,533	$11,776,280
Net realized gain on investments	10,625,155	21,768,115
Change in net unrealized appreciation/depreciation
on investments	(85,659,634)	35,472,918
Net increase (decrease) in net assets
resulting from operations	(68,726,946)	69,017,313

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(5,490,673)	(11,743,005)
From net realized gain on investments	(14,294,923)	(20,033,698)
Total distributions	(19,785,596)	(31,776,703)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued
(3,540,017 and 7,074,662 shares, respectively)	70,917,680	141,841,325
Reinvestment of distributions
(947,272 and 1,519,961 shares, respectively)	19,004,556	30,022,247
Cost of shares redeemed
(3,259,157 and 6,541,368 shares, respectively)	(64,588,969)	(131,474,795)
Change in net assets derived
from capital share transactions	25,333,267	40,388,777
Total increase (decrease) in net assets	(63,179,275)	77,629,387

NET ASSETS
Beginning of period	594,483,289	516,853,902
End of period (including accumulated
undistributed net investment income
of $3,052,985 and $2,236,125 respectively)	$531,304,014	$594,483,289

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
September 30, 2015 (unaudited)

These financial statements have been prepared pursuant to reporting rules for interim financial statements. Accordingly, these financial statements do not include all of the information and footnotes required by generally accepted accounting principles (“GAAP”) for annual financial statements. These financial statements should be read in conjunction with the financial statements and financial highlights and notes in the Fund’s Annual Report on Form
N-CSR for the year ended March 31, 2015.

These financial statements have not been audited. Management believes that these financial statements include all adjustments (which, unless otherwise noted, include only normal recurring adjustments) necessary for a fair presentation of the financial results for each period shown.

(1) Summary of Significant Accounting Policies —
Nicholas Equity Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the
Investment Company Act of 1940, as amended. The primary objective of the Fund is to produce reasonable income with moderate long-term growth as a secondary consideration.
The following is a summary of the significant accounting policies of the Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official
Closing Price. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors.
Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of
Directors. Short-term investments purchased at par are valued at cost, which approximates market value. Short-term investments purchased at a premium or discount are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value
Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.
ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the

Notes to Financial Statements (continued)
September 30, 2015 (unaudited)

assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2015 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
Common Stocks(1)	$511,025,909
Variable Rate Security	1,664,237
Level 2 –
Commercial Paper	18,112,786
Level 3 –
None	—
Total	$530,802,932
(1) See Schedule of Investments for further detail by industry.

There were no transfers between levels during the period ended September 30,
2015 and the Fund did not hold any Level 3 investments during the period.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

(d) Provision has not been made for federal income taxes or excise taxes since the
Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on

Notes to Financial Statements (continued)
September 30, 2015 (unaudited)

sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least quarterly. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character.

The tax character of distributions paid during the six months ended September 30,
2015 and the year ended March 31, 2015 was as follows:

	09/30/2015	03/31/2015
Distributions paid from:
Ordinary income	$5,490,673	$14,264,127
Long-term capital gain	14,294,923	17,512,576
Total distributions paid	$19,785,596	$31,776,703

As of September 30, 2015, investment cost for federal tax purposes was
$493,570,661 and the tax basis components of net assets were as follows:

Unrealized appreciation	$84,295,019
Unrealized depreciation	(47,062,748)
Net unrealized appreciation	$37,232,271

There were no differences between the book-basis and tax-basis components of net assets.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of September 30, 2015. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the period ended
September 30, 2015. At September 30, 2015, the fiscal years 2012 through 2015 remain open to examination in the Fund’s major tax jurisdictions.

(f) The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

Notes to Financial Statements (continued)
September 30, 2015 (unaudited)

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and
Liabilities of September 30, 2015. There have been no significant subsequent events since September 30, 2015 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties—
(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.70% of the average net asset value up to and including $50 million and 0.60% of the average net asset value in excess of $50 million.

The Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to
$50,000 for such services.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $2,515 for the period ended
September 30, 2015 for legal services rendered by this law firm.

(3) Investment Transactions —
For the period ended September 30, 2015, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated
$75,657,046 and $58,796,040, respectively.

Historical Record
(unaudited)

		Net
		Investment				Dollar	Growth of
	Net	Income		Capital Gain		Weighted	an Initial
	Asset Value	Distributions		Distributions		Price/Earnings	$10,000
	Per Share	Per Share		Per Share		Ratio(2)	Investment(3)
November 23, 1993(1)	$10.00	$—		$—		—	$10,000
March 31, 1994	10.04	0.0133		—		14.4 times	10,053
March 31, 1995	10.56	0.2810		—		14.6	10,871
March 31, 1996	12.35	0.3370		—		16.8	13,111
March 31, 1997	12.27	0.4527		0.5483		15.9	14,138
March 31, 1998	14.35	0.5014		0.6586		23.0	18,072
March 31, 1999	12.32	0.4843		0.3278		22.0	16,509
March 31, 2000	11.10	0.4447		0.2392		20.6	15,816
March 31, 2001	11.20	0.1980		—		21.0	16,250
March 31, 2002	12.66	0.1697		—		22.4	18,642
March 31, 2003	9.02	0.1920		—		15.6	13,531
March 31, 2004	12.45	0.1486		—		16.1	18,933
March 31, 2005	13.58	0.2120		—		21.0	20,995
March 31, 2006	13.66	0.3843		0.4259		16.8	22,456
March 31, 2007	15.98	0.3663		0.2138		17.0	27,307
March 31, 2008	12.59	0.3377		2.0340		18.2	25,247
March 31, 2009	8.64	0.4188		—		11.6	17,989
March 31, 2010	13.64	0.3167		—		17.7	29,211
March 31, 2011	15.98	0.3017		0.0041		19.4	34,949
March 31, 2012	15.61	0.4843		0.5318		18.5	36,470
March 31, 2013	17.93	0.4658		0.3584		22.3	44,139
March 31, 2014	19.68	0.4076		0.8054		19.1	51,554
March 31, 2015	20.99	0.4294		0.7468		22.4	58,325
September 30, 2015	17.98	0.1877	(a)	0.5031	(b)	16.9	51,689

(1) Date of Initial Public Offering.
(2) Based on latest 12 months accomplished earnings.
(3) Assuming reinvestment of all distributions.

(a) Paid $0.0787 on May 6, 2015 to shareholders of record on May 5, 2015.
Paid $0.1090 on August 5, 2015 to shareholders of record on August 4, 2015.
(b) Paid $0.5031 on May 6, 2015 to shareholders of record on May 5, 2015.

Approval of Investment Advisory Contract
(unaudited)

In April 2015, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through April 2016. In connection with the renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board. For the fiscal year ended March 31, 2015, the management fee was 0.61% and the total expense ratio (including the management fee) was 0.72%. In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund’s peer group: (i) the Fund’s expense ratio; (ii) the Fund’s performance on a short-term and long-term basis; (iii) the Fund’s management fee; and (iv) the range and quality of the services offered by the Adviser. The peer group fund data included mid-, large- and small-cap blend and value funds with a prospective objective of equity income and with similar asset sizes. In terms of the peer group data used for performance comparisons, the Fund was ranked 1st, 2nd, 2nd and 1st out of 16 funds for the one-, three-, five- and ten-year periods ending March 31, 2015. The Fund had the lowest expense ratio. The Board also reviewed the Fund’s risk/return profile as measured by standard deviation and Morningstar rankings.

The Board considered the range of services to be provided by the Adviser to the Fund under the Advisory Agreement. The Board discussed the nature, extent, and quality of the services to be provided by the Adviser and concluded that the services provided were consistent with the terms of the advisory agreement and the needs of the Fund, and that the services provided were of a high quality. The Board considered the investment performance of the Fund and the Adviser. Among other things, the Board noted its consideration of the Fund’s performance relative to peer funds. The Board reviewed the actual relative short-term and long-term performance of the Fund. The Board agreed that the Fund demonstrated strong performance relative to comparable funds. The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund’s fee levels and concluded that the Adviser had been instrumental in holding down Fund costs, citing consistently low fees relative to comparable funds.

The Board considered the cost of services provided by the Adviser. The Board also considered the profits realized from the relationship with the Fund, as expressed by the Adviser’s management in general terms. The Board expressed the opinion that given the Board’s focus on performance and maintaining a low fee structure that the Adviser’s profits were not relevant.

The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board expressed satisfaction with the Fund’s performance, management’s control of expenses and the rate of the management fee for the Fund and the overall level of services provided to the Fund by the Adviser.

Information on Proxy Voting
(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Policy
(unaudited)

     Nicholas Equity Income Fund, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

     We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

     We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Funds Services Offered
(unaudited)

•	IRAs
	• Traditional	• SIMPLE
	• Roth	• SEP
•	Coverdell Education Accounts
•	Automatic Investment Plan
•	Direct Deposit of Dividend and Capital Gain Distributions
•	Systematic Withdrawal Plan
•	Monthly Automatic Exchange between Funds
•	Telephone Purchase and Redemption
•	Telephone Exchange
•	24-hour Automated Account Information (800-544-6547)
•	24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

Directors and Officers

ALBERT O. NICHOLAS, President, Director and Co-Portfolio Manager

ROBERT H. BOCK, Director

TIMOTHY P. REILAND, Director

JAY H. ROBERTSON, Director

DAVID L. JOHNSON, Executive Vice President

JEFFREY T. MAY, Senior Vice President, Secretary,
Treasurer and Chief Compliance Officer

DAVID O. NICHOLAS, Senior Vice President

LYNN S. NICHOLAS, Senior Vice President

LAWRENCE J. PAVELEC, Senior Vice President

CANDACE L. LESAK, Vice President

MICHAEL L. SHELTON, Vice President and Co-Portfolio Manager

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.
Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.
Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.
Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Equity Income Fund, Inc.

By: /s/ Albert O. Nicholas
Name: Albert O. Nicholas
Title: Principal Executive Officer

Date: November 25, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Albert O. Nicholas
Name: Albert O. Nicholas
Title: Principal Executive Officer
Date: November 25, 2015

By: /s/ Jeffrey T. May
Name: Jeffrey T. May
Title: Principal Financial Officer
Date: November 25, 2015